Debt, Net	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt, Net

Note 9 – Debt, Net

Debt, net consisted of one non-recourse mortgage loan—the Acquisition Loan (as described in greater detail in “Note 6 – Real Estate, Net,”)—which was guaranteed by our Chief Executive Officer and held with an unrelated third party, and which was collateralized by the assignment of real property with a carrying value of $33.1 million at December 31, 2021. As of December 31, 2021, the Acquisition Loan had an outstanding balance of $10.8 million (excluding debt discount net of accumulated amortization of less than $0.1 million) and a fixed annual interest rate of 4.75%. The Acquisition Loan, including outstanding interest of less than $0.1 million, was repaid in full on April 22, 2022.